UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2023

LM FUNDING AMERICA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37605	47-3844457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 West Platt Street Suite 100
Tampa, Florida		33606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 813 222-8996

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.001 per share	LMFA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 26, 2023, LM Funding America, Inc. (the “Company”) entered into an Equity Distribution Agreement (the “Distribution Agreement”) with Maxim Group LLC (the “Agent”), pursuant to which the Company may, from time to time, offer and sell shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), having an aggregate offering price of up to US$4,700,000 (the “Shares”), through the Agent, acting as sales agent. The Shares to be sold under the Distribution Agreement, if any, will be issued and sold pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-258326), which was filed with the Securities and Exchange Commission (“SEC”) on July 30, 2021 (the “Registration Statement”) and was declared effective on August 16, 2021. A prospectus supplement related to the Company’s at the market offering program with the Agent under the Distribution Agreement was filed with the SEC on June 26, 2023.

Sales of the Shares, if any, pursuant to the Distribution Agreement may be made by any method permitted by law to be an “at the market offering” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). Each time the Company wishes to issue and sell Shares under the Distribution Agreement, it will notify the Agent of the maximum number or dollar amount of Shares to be sold by the Agent, the time period during which sales are requested to be made, any limitation on the number or dollar amount of Shares that may be sold in any one day, and any minimum price below which sales may not be made. Once the Company has so instructed the Agent, unless the sale of the Shares described in the notice has been declined, suspended, or otherwise terminated, the Agent has agreed to use its commercially reasonable efforts to sell such Shares up to the amount specified on such terms. The obligation of the Agent under the Distribution Agreement to sell Shares are subject to a number of conditions that the Company must meet.

The Company will pay the Agent a cash transaction fee equal to 3% of the gross sales price of the Shares sold under the Distribution Agreement. Because there is no minimum offering amount required as a condition to close the offering, the actual total public offering amount, transaction fees and proceeds to the Company, if any, are not determinable at this time. In addition, the Company has agreed to reimburse the Agent for its reasonable costs and out-of-pocket expenses incurred in connection with the Distribution Agreement, including the fees and disbursements of its legal counsel, in an amount not to exceed $30,000 without the approval of the Company, in addition to certain ongoing disbursements of its legal counsel. The Company has agreed to indemnify the Agent against certain civil liabilities, including liabilities under the Securities Act. The Company has also agreed to contribute to payments the Agents may be required to make in respect of such liabilities.

The Company has no obligation to sell any of the Shares under the Distribution Agreement, and the Company or the Agent may suspend sales of the Shares under the Distribution Agreement upon proper notice to the other party. The Distribution Agreement will remain in full force and effect for 12 months from the date of the Distribution Agreement, unless (i) terminated earlier by the Company or the Agent as permitted in the Distribution Agreement, (ii) terminated earlier by the mutual agreement of the Company and the Agent, (iii) terminated earlier (and automatically) upon the issuance and sale of the maximum amount of Shares to be sold pursuant to the Distribution Agreement, or (iv) terminated earlier in the event of the Company’s failure at any settlement date to sell and deliver the number of Shares which it is obligated to sell under the Distribution Agreement. The Company may terminate the provisions of the Distribution Agreement relating to the solicitation of offers to purchase the Shares at any time upon ten days’ prior written notice. The Agent may terminate the provisions of the Distribution Agreement, by giving written notice in accordance with the Distribution Agreement, if the Agent is not fully satisfied with the results of its review of the Company and the Company’s business.

This description of the Distribution Agreement is qualified in its entirety by reference to the Distribution Agreement, which is attached hereto as Exhibit 1.1 and incorporated by reference herein.

The legal opinion of Foley & Lardner LLP relating to the issuance and sale of the Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any Shares or any Common Stock, nor shall there be any offer, solicitation or sale of Shares or Common Stock in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or other jurisdiction.

Item 8.01 Other Events.

On March 31, 2023, the Company filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Form 10-K”), which included the report of the Company’s independent registered public accounting firm, MaloneBaily, LLP (the “Auditor”), relating to the Company’s consolidated financial statements included in the Form 10-K (the “Audit Report”). The Company is filing as Exhibit 23.1 hereto the consent of the Auditor to the incorporation by reference of the Audit Report into the Company’s Registration Statement on Form S-3 (No. 333-258326) and Registration Statement on Form S-8 (No. 333-262316). This consent does not change any previously reported financial results or other disclosure contained in the Form 10-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Equity Distribution Agreement, dated June 26, 2023, by and between LM Funding America, Inc. and Maxim Group LLC
5.1	Opinion of Foley & Lardner LLP
23.1	Consent of MaloneBailey, LLP
23.2	Consent of Foley & Lardner LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LM Funding America, Inc.

Date:	June 26, 2023	By:	/s/ Richard Russell
Richard Russell, Chief Financial Officer